UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 25, 2003
                                                           -------------


                            THE BON-TON STORES, INC.
                        -----------------------------

                 (Exact Name of Registrant Specified in Charter)

      Pennsylvania                  0-19517                        23-2835229
  ----------------------         --------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)



                  2801 E. Market Street
                   York, Pennsylvania                              17402
-----------------------------------------------------          -------------
        (Address of Principal Executive Offices)                 (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                          ---------------

Item 5.  Other Events and Required FD Disclosure.

     On July 29, 2003, The Bon-Ton Stores, Inc. issued a press release announcing that it has submitted a proposal to the Board of Directors of The Elder-Beerman Stores Corp. to provide for a combination of Elder-Beerman and The Bon-Ton. In addition, Tim Grumbacher, Chairman and Chief Executive Officer of The Bon-Ton Stores, Inc., delivered a letter dated July 25, 2003 to Steven C. Mason, Chairman of The Elder-Beerman Stores Corp., regarding the proposed combination. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the letter is attached hereto as Exhibit 99.2.

Item 7.  Exhibits.

         (c)   Exhibits

         99.1   Press Release issued July 29, 2003 by The Bon-Ton Stores, Inc.

         99.2   Letter from Tim Grumbacher to Steven C. Mason dated July 25,
                2003.





                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         The Bon-Ton Stores, Inc.


                         By: /s/ Keith E. Plowman
                             --------------------------------
                               Keith E. Plowman
                               Senior Vice President, Finance
                               (Principal Accounting Officer)


Dated: July 29, 2003